LORD ABBETT RESEARCH FUND

Lord Abbett Calibrated Dividend Growth Fund

Supplement dated September 23, 2013 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated April 1, 2013

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Effective October 1, 2013, Lord, Abbett & Co. LLC will lower the annual management fee rate payable by Lord Abbett Calibrated Dividend Growth Fund as follows:

.65% of the first $1 billion of average daily net assets;

.60% of the next $1 billion of average daily net assets; and

.55% of average daily net assets over $2 billion.

Please retain this document for your future reference.